3. STOCK-BASED COMPENSATION	9 Months Ended
Sep. 30, 2012
Notes to Financial Statements
3. STOCK-BASED COMPENSATION

For the three and nine months ended September 30, 2012, stock-based compensation for options attributable to employees, officers and directors was approximately $143,000 and $493,000, respectively, and has been included in the Company's third quarter 2012 statement of operations.  For the three and nine months ended September 30, 2011, stock-based compensation for options attributable to employees, officers and directors was approximately $96,000 and $347,000, respectively, and has been included in the Company's third quarter 2011 statement of operations. Compensation costs for stock options, which vest over time, are recognized over the vesting period. As of September 30, 2012, the Company had approximately $1.6 million of unrecognized compensation expense related to granted stock options, to be recognized over the remaining vesting period of approximately three years.